Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, or the Report, by LoJack Corporation, or the Company, Randy L. Ortiz, as the President and Chief Executive Officer, and Donald R. Peck, as the Executive Vice President and Chief Financial Officer, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2012

/s/ RANDY L. ORTIZ
Randy L. Ortiz
President and Chief Executive Officer

/s/ DONALD R. PECK
Donald R. Peck
Executive Vice President and Chief Financial Officer